KEYSTONE INSTITUTIONAL ADJUSTABLE RATE FUND




                                 Annual Report
                               for the year ended
                               February 28, 1997


                               Evergreen Keystone
(logo)                               Funds                                (logo)

                               Evergreen Keystone
(logo)                               Funds                                (logo)




Keystone Institutional Adjustable Rate Fund
Seeks a high level of current income consistent with low volatility of principal.

To the Fund's Investors:
We are writing to report on the activities of Keystone Institutional Adjustable Rate Fund for the five-month period which ended February 28, 1997.

Performance
Since the last annual report dated September 30, 1996, both Class Y and Class Z shares returned 2.97% for the five-month period ended February 28, 1997. The six-month U.S. Treasury bill, a benchmark for short-term income-oriented obligations, returned 2.26% for the same five-month period. For the twelve-month period ended February 28, 1997, Class Y shares returned 6.77% and Class Z shares returned 6.92%. The six-month U.S. Treasury bill returned 5.24% for the same twelve-month period.

The performance of the Fund was consistent with its objective of providing institutional investors with a relatively stable net asset value combined with current income. We are pleased with the results given the volatile nature of interest rates over this time period. Your Fund's Z shares ranked 7th and Y shares ranked 10th, out of 46 funds within their competitive group, according to Lipper Analytical Services for the twelve-month period which ended February 28, 1997. Due to its superior risk adjusted performance, your Fund earned the second highest rating, **** (four stars), by Morningstar(1), an independent mutual fund rating organization.

Fund Strategy
Over the past five months, investors witnessed an end to the declining interest rate environment that existed during mid-1996. Increasing strength in the economy caused concerns about future inflation; and prompted investors to push interest rates higher toward the end of 1996 and early 1997.

(1) Source: Morningstar, Inc. Morningstar's proprietary ratings reflect the Fund's historical risk-adjusted performance as of February 28, 1997. Ratings are subject to change monthly. They are calculated based on the Fund's 1-,3-,5- and 10-year average annual return in excess or below the 90-day Treasury bill return. Ratings are not adjusted for sales charges, but are adjusted for other fees. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. In the fixed-income category, Class Z shares received a 4-star rating for the 1-year period, a 5-star rating for the 3-year period, and a 4-star rating for the 5-year period. Class Z was not rated for the ten-year period because it did not have a ten-year performance record. There were 1685 funds in the 1-year category, 1142 funds in the 3-year category, and 615 funds in the 5-year category. Past performance is no guarantee of future results.


Annual Report                      1

During this time, we structured your Fund to take advantage of these higher interest rates, by raising the portfolio's investment in adjustable-rate mortgage securities (ARMS) from 84% at the end of September 1996 to 93% by the end of February 1997; as well as reducing holdings in fixed-rate securities from 14% to 4% over the same time frame. This enabled your Fund to generate more income as interest rates rose. Fixed-rate securities lock-in interest rates and typically perform better when interest rates are declining.

Your Fund also demonstrated the stability it was designed to provide. The net asset value (NAV) of Class Y shares moved within a range of $9.68 to $9.72 during the five-month period which ended February 28, 1997.

The Fund invests primarily in adjustable-rate mortgage securities (ARMS) and fixed-rate mortgage-backed and U.S. government and agency securities. The securities are analyzed and selected with regard to geographic diversification and mortgage-rate adjustment dates, as well as our outlook for the general level of interest rates and their volatility. We did not invest in any derivative securities during this five-month period.

In our opinion, adjustable-rate mortgage securities (ARMS) presented attractive relative value and performed well during this time. The coupons of these securities change, reflecting adjustments in short-term interest rate indexes. By their nature, then, adjustable-rate mortgage securities (ARMS) are attractive investment vehicles when short-term interest rates are flat or rising.

Outlook
In March 1997, after the close of your Fund's reporting period, the Federal Reserve Board raised short-term interest rates by 1/4%. We believe that interest rates could continue to experience some volatility over the short-term, as investors monitor developing economic strength. We recognize and are closely watching these pockets of strength. However, we think this rise in interest rates is cyclical in nature and that inflation will not become embedded in the economy. Over the longer term, we expect inflation to remain well-contained and interest rates to regain stability.

We appreciate your continued support of Keystone Institutional Adjustable Rate Fund. If you have any questions or comments about your Fund, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III                         /s/ George S. Bissell
Albert H. Elfner, III                             George S. Bissell
Chairman                                          Chairman of the Board
Keystone Investment Management Company            Keystone Funds

April 1997





Annual Report                      2

                                Fund Performance
                 Five-Month Performance as of February 28, 1997

                                            Class Y                    Class Z
Total returns                               2.97%                      2.97%
Net asset value   9/30/96                   $9.68                      $9.68
                  2/28/97                   $9.72                      $9.71
Distributions                               $0.24                      $0.25
Capital Gains                               None                       None

                                Historical Record

Cumulative total returns                    Class Y                    Class Z
1-year                                      6.77%                      6.92%
3-year                                          -                      17.79%
5-year                                          -                      29.61%
Since inception                             17.49%                     32.65%

Average annual returns
1-year                                      6.77%                      6.92%
3-year                                         -                       5.61%
5-year                                         -                       5.32%
Since inception                             5.99%                      5.35%

Commencement of operations                  5/23/94                    10/1/91

The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class may differ.


Annual Report                      3

Comparison of change in value of a $10,000 investment in Keystone
Institutional Adjustable Rate Fund-Class Y, 6-month Treasury Bill and the Consumer Price Index.

In Thousands                              May 23, 1994 through February 28, 1997

Average Annual Total Return
               1 Year    Life of Class
Class Y         6.77%         5.99%

(Graph appears here with the following plot points.)


                                                       5/94      2/95      2/96      2/97
Keystone Institutional Adjustable Rate Fund-Class Y                                 $11,749
6-month Treasury Bill (6-mo. T-bill)                                                $11,606
Consumer Price Index(CPI)                                                           $10,828

Past performance is no guarantee of future results. The performance of Class Z shares will be greater or less than the line shown based on differences in fees paid by the shareholder. The 6-month Treasury Bill and the Consumer Price Index are from April 30, 1994.

Growth of an investment in
Keystone Institutional Adjustable Rate Fund-Class Y

In Thousands

(Graph appears here with the following plot points.)

                           5/94         2/95      2/96      2/97
Reinvested Distributions
Initial Investment


Total Value $11,749


A $10,000 investment in Keystone Institutional Adjustable Rate Fund-Class Y made on May 23, 1994 with all distributions reinvested was worth $11,749 on February 28, 1997. Past performance is no guarantee of future results.

Comparison of change in value of a $10,000 investment in Keystone
Institutional Adjustable Rate Fund-Class Z, 6-month Treasury Bill and the Consumer Price Index.

In Thousands                           October 1, 1991 through February 28, 1997

Average Annual Total Return
               1 Year         5 Years   Life of Class
Class Z         6.92%           5.32         5.35%

(Graph appears here with the following plot points.)


                                                       10/91      2/93      2/95      2/97
Keystone Institutional Adjustable Rate Fund-Class Z                                 $13,265
6-month Treasury Bill (6-mo. T-bill)                                                $12,698
Consumer Price Index(CPI)                                                           $11,632

Past performance is no guarantee of future results. The performance of Class Y shares will be greater or less than the line shown based on differences in fees paid by the shareholder. The 6-month Treasury Bill and the Consumer Price Index are from September 30, 1991.

Growth of an investment in
Keystone Institutional Adjustable Rate Fund-Class Z

In Thousands

(Graph appears here with the following plot points.)

                           10/91         2/93      2/95      2/97
Reinvested Distributions
Initial Investment


Total Value $13,265


A $10,000 investment in Keystone Institutional Adjustable Rate Fund-Class Z made on October 1, 1991 with all distributions reinvested was worth $13,265 on February 28, 1997. Past performance is no guarantee of future results.

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Keystone Institutional Adjustable Rate Fund

SCHEDULE OF INVESTMENTS
February 28, 1997
                                                                                Interest   Maturity        Par          Market
                                                                                  Rate       Date         Value          Value
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES (92.8%)
FHLMC  (35.8%)
         FHLMC Pool #605343, Cap 13.604%, Margin 2.125% + CMT, Resets Annually    7.838%   03/01/19       $1,825,941     $1,887,566
         FHLMC Pool #605386, Cap 12.890%, Margin 2.112% + CMT, Resets Annually    7.943    09/01/17        1,583,565      1,651,611
         FHLMC Pool #606541, Cap 13.560%, Margin 2.041% + CMT, Resets Annually    7.561    03/01/21          865,105        899,847
         FHLMC Pool #606679, Cap 12.070%, Margin 2.159% + CMT, Resets Annually    7.976    10/01/21          874,231        915,346
         FHLMC Pool #607352, Cap 13.620%, Margin 2.175% + CMT, Resets Annually    7.687    04/01/22        5,695,705      5,951,100
         FHLMC Pool #845039, Cap 12.500%, Margin 2.084% + CMT, Resets Annually    7.761    10/01/21        2,419,303      2,499,442
         FHLMC Pool #845063, Cap 12.050%, Margin 2.185% + CMT, Resets Annually    7.856    11/01/21        2,162,238      2,239,268
         FHLMC Pool #845070, Cap 11.839%, Margin 2.115% + CMT, Resets Annually    7.726    01/01/22        2,403,552      2,493,685
         FHLMC Pool #845082, Cap 12.340%, Margin 1.970% + CMT, Resets Annually    7.509    03/01/22        1,173,592      1,207,333
         FHLMC Pool #846163, Cap 13.065%, Margin 1.985% + CMT, Resets Annually    7.466    07/01/30        2,522,319      2,614,535
         FHLMC Pool #846298, Cap 13.040%, Margin 1.849% + CMT, Resets Annually    7.211    08/01/22        3,974,407      4,097,375
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FHLMC                                                                                                              26,457,108
------------------------------------------------------------------------------------------------------------------------------------

FNMA  (57.0%)
         FNMA Pool #065344, Cap 12.980%, Margin 1.250% + CMT, Resets Annually     6.086    09/01/27        4,400,000      4,361,500
         FNMA Pool #070119, Cap 12.010%, Margin 2.000% + CMT, Resets Annually     7.637    11/01/17        4,608,582      4,775,643
         FNMA Pool #090678, Cap 13.136%, Margin 2.177% + CMT, Resets Annually     7.906    09/01/18        2,951,104      3,094,056
         FNMA Pool #092086, Cap 15.470%, Margin 2.075% + CMT, Resets Annually     7.443    10/01/16          542,961        562,731
         FNMA Pool #094564, Cap 15.860%, Margin 1.975% + CMT, Resets Annually     7.676    01/01/16        1,274,697      1,325,685
         FNMA Pool #095405, Cap 13.700%, Margin 2.087% + CMT, Resets Annually     7.659    12/01/19        1,169,230      1,209,423
         FNMA Pool #103183, Cap 13.100%, Margin 1.250% + CMT, Resets Annually     6.092    06/01/20        3,030,251      3,003,736
         FNMA Pool #107661, Cap 13.150%, Margin 1.250% + CMT, Resets Annually     6.092    09/01/20        2,564,155      2,541,718
         FNMA Pool #124015, Cap 13.230%, Margin 1.815% + CMT, Resets Annually     7.454    11/01/18        2,103,493      2,171,520
         FNMA Pool #124204, Cap 13.600%, Margin 2.011% + CMT, Resets Annually     7.626    01/01/22          937,031        977,445
         FNMA Pool #124289, Cap 13.440%, Margin 2.005% + CMT, Resets Annually     7.603    09/01/21        9,414,874      9,800,318
         FNMA Pool #124497, Cap 13.100%, Margin 2.070% + CMT, Resets Annually     7.614    09/01/22        2,684,762      2,804,314
         FNMA Pool #124945, Cap 12.730%, Margin 2.107% + CMT, Resets Annually     7.687    01/01/31        3,799,551      3,974,102
         FNMA Pool #142963, Cap 10.990%, Margin 1.950% + CMT, Resets Annually     7.449    01/01/22        1,422,867      1,466,222
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FNMA                                                                                                               42,068,413
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (Cost - $68,385,952)                                                           68,525,521
------------------------------------------------------------------------------------------------------------------------------------

FIXED RATE MORTGAGE SECURITIES (1.7%)
FHLMC  (0.1%)
         FHLMC Pool #277831                                                       7.250    11/01/08           57,431         58,028
------------------------------------------------------------------------------------------------------------------------------------

FNMA  (1.6%)
         FNMA Pool #004534                                                       10.750    10/01/12          884,069        971,513
         FNMA Pool #100051                                                        9.500    04/01/05          189,719        198,256
------------------------------------------------------------------------------------------------------------------------------------

TOTAL FIXED RATE MORTGAGE SECURITIES (Cost - $1,205,283)                                                                  1,227,797
------------------------------------------------------------------------------------------------------------------------------------

U. S. TREASURY OBLIGATIONS (2.1%)
         U.S. Treasury Notes                                                      5.750    02/28/99        1,050,000      1,045,737
         U.S. Treasury Notes                                                      6.000    08/15/99          500,000        497,970
------------------------------------------------------------------------------------------------------------------------------------

TOTAL U. S. TREASURY OBLIGATIONS (Cost - $1,549,700)                                                                      1,543,707
------------------------------------------------------------------------------------------------------------------------------------





                                        8






Keystone Institutional Adjustable Rate Fund

SCHEDULE OF INVESTMENTS (continued)
February 28, 1997
                                                                                      Interest   Maturity    Maturity      Market
                                                                                        Rate       Date       Value         Value
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.4%)
         Keystone Joint Repurchase Agreement (Investments in repurchase agreements,
           in a joint trading account, purchased 2/28/97)  (Cost - $2,547,000) (a)      5.413%    3/03/97   $2,548,149    $2,547,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (Cost - $73,687,935 )  (b)                                                                             73,844,025


OTHER ASSETS AND LIABILITIES -- NET (0.0%)                                                                                  (16,340)
------------------------------------------------------------------------------------------------------------------------------------


NET ASSETS -- (100.0%)                                                                                                  $73,827,685
------------------------------------------------------------------------------------------------------------------------------------


(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at February 28, 1997.

(b) The cost of investments for federal income tax purposes is $73,693,583. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at February 28, 1997 are as follows:

                 Gross unrealized appreciation    $218,520
                 Gross unrealized depreciation     (68,078)
                                              -------------
                   Net unrealized appreciation    $150,442
                                              =============

Legend of Portfolio Abbreviations:

CMT - 1, 3 or 5 year Constant Maturity Treasury Index
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association





--------------------------------------------------------------------------------
See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------

Keystone Institutional Adjustable Rate Fund

FINANCIAL HIGHLIGHTS - CLASS Y SHARES
(For a share outstanding throughout each period)



                                                                                                             May 23, 1994 (Date of
                                                           Five Months Ended     Year Ended September 30,   Initial Public Offering)
                                                       February 28, 1997 (a)       1996 (b)     1995        to September 30, 1994
----------------------------------------------------------------------------------------------------------------------------------
Net asset value beginning of period                                     $9.68        $9.65     $9.61                 $9.73
----------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                                                    0.28         0.65      0.64                  0.17
Net realized and unrealized gain (loss) on investments                   0(d)        (0.03)    (0.02)                (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         0.28         0.62      0.62                  0.04
----------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
Net investment income                                                   (0.22)       (0.58)    (0.53)                (0.16)
In excess of net investment income                                      (0.02)       (0.01)    (0.05)                 0
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.24)       (0.59)    (0.58)                (0.16)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value end of period                                           $9.72        $9.68     $9.65                 $9.61
==================================================================================================================================

Total return                                                             2.97%        6.60%     6.60%                 0.35%
Ratios/supplemental data
Ratios to average net assets:
      Total expenses                                                     0.55%(c)     0.55%     0.55%                 0.43%(c)
      Net investment income                                              6.39%(c)     6.64%     6.70%                 5.03%(c)
Portfolio turnover rate                                                    44%          85%       56%                   63%
----------------------------------------------------------------------------------------------------------------------------------

Net assets end of period (thousands)                                $3,564         $14,361    $2,871                    $1
==================================================================================================================================

(a) The Fund changed its fiscal year end from September 30 to February 28 during the current period.
(b) Per share calculations based on weighted average shares outstanding.
(c) Annualized.
(d) Amount represents less than $0.01 per share.




--------------------------------------------------------------------------------
See Notes to Financial Statements.

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Keystone Institutional Adjustable Rate Fund

FINANCIAL HIGHLIGHTS - CLASS Z SHARES
(For a share outstanding throughout each period)





                                               Five Months Ended                          Year Ended September 30,
                                                                          ------------------------------------------------------
                                             February 28, 1997 (a)        1996 (b)       1995      1994     1993 (b)     1992
--------------------------------------------------------------------------------------------------------------------------------
Net asset value beginning of period                           $9.68          $9.65       $9.61     $9.93      $9.88      $10.00
--------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                                          0.28           0.64        0.63      0.63       0.54        0.67
Net realized and unrealized gain (loss)
   on investments                                              0(d)           0(d)        0.01     (0.49)     (0.01)      (0.15)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.28           0.64        0.64      0.14       0.53        0.52
--------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
Net investment income                                         (0.23)         (0.60)      (0.55)    (0.44)     (0.48)      (0.64)
In excess of net investment income                            (0.02)         (0.01)      (0.05)    (0.02)      0           0
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.25)         (0.61)      (0.60)    (0.46)     (0.48)      (0.64)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value end of period                                 $9.71          $9.68       $9.65     $9.61      $9.93       $9.88
================================================================================================================================

Total return                                                   2.97%          6.86%       6.87%     1.43%      5.53%       5.46%
Ratios/supplemental data
Ratios to average net assets:
     Total expenses                                            0.30%(c)       0.30%       0.30%     0.30%      0.30%       0.30%
     Net investment income                                     6.79%(c)       6.84%       6.61%     5.15%      5.46%       6.83%
Portfolio turnover rate                                          44%            85%         56%       63%        81%         88%
--------------------------------------------------------------------------------------------------------------------------------

Net assets end of period (thousands)                        $70,264        $65,974     $23,616   $25,200    $60,035     $51,625
=================================================================================================================================

(a) The Fund changed its fiscal year end from September 30 to February 28 during the current period.
(b) Per share calculations based on weighted average shares outstanding.
(c) Annualized.
(d) Amount represents less than $0.01 per share.






--------------------------------------------------------------------------------
See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------

Keystone Institutional Adjustable Rate Fund

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997


-------------------------------------------------------------------------------------------------------------------
Assets
     Investments at market value (identified cost  -- $73,687,935)                                     $73,844,025
     Receivable for:
         Interest                                                                                          613,674
         Principal paydowns                                                                                439,874
-------------------------------------------------------------------------------------------------------------------

               Total assets                                                                             74,897,573
-------------------------------------------------------------------------------------------------------------------

Liabilities
     Due to custodian                                                                                    1,049,638
     Payable for:
         Fund shares redeemed                                                                               20,000
         Distributions to shareholders                                                                         250
-------------------------------------------------------------------------------------------------------------------

               Total liabilities                                                                         1,069,888
-------------------------------------------------------------------------------------------------------------------

Net assets                                                                                             $73,827,685
===================================================================================================================

Net assets represented by
     Paid-in capital                                                                                   $74,627,277
     Accumulated distributions in excess of net investment income                                             (250)
     Accumulated net realized loss on investments                                                         (955,432)
     Net unrealized appreciation on investments                                                            156,090
-------------------------------------------------------------------------------------------------------------------

               Total net assets                                                                        $73,827,685
===================================================================================================================

Net asset value and redemption price per share
     Class Y Shares
         Net assets of $3,563,540 - 366,534 shares outstanding                                               $9.72
     Class Z Shares
         Net assets of $70,264,145 - 7,233,498 shares outstanding                                            $9.71
===================================================================================================================




--------------------------------------------------------------------------------
See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------

Keystone Institutional Adjustable Rate Fund

STATEMENT OF OPERATIONS
Five Months Ended February 28, 1997*


-----------------------------------------------------------------------------------------------------------------
Investment income
      Interest                                                                                        $2,393,978

Expenses (Notes 4 and 5)
      Management fee                                                                   101,412
      Distribution Plan expenses                                                         9,161
-----------------------------------------------------------------------------------------------------------------
         Total expenses                                                                                  110,573
-----------------------------------------------------------------------------------------------------------------

      Net investment income                                                                            2,283,405
-----------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments (Notes 1 and 3)
      Net realized gain on investments                                                                    27,179
      Net change in unrealized appreciation on investments                                                38,889
-----------------------------------------------------------------------------------------------------------------

      Net realized and unrealized gain on investments                                                     66,068
-----------------------------------------------------------------------------------------------------------------

      Net increase in net assets resulting from operations                                            $2,349,473
=================================================================================================================

* The Fund changed its fiscal year end from September 30 to February 28 during the current period.





--------------------------------------------------------------------------------
See Notes to Financial Statements.

Keystone Institutional Adjustable Rate Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       Five Months Ended          Year Ended
                                                                       February 28, 1997*      September 30, 1996


Operations
   Net investment income                                                   $ 2,283,405          $2,748,371
   Net realized gain (loss) on investments                                      27,179            (269,386)
   Net change in unrealized appreciation on investments                         38,889             170,926
 ------------------------------------------------------------------------------------------------------------

      Net increase in net assets resulting from operations                   2,349,473           2,649,911
 ------------------------------------------------------------------------------------------------------------


Distributions to shareholders from (Note 1)
  Net investment income:
    Class Y                                                                   (197,984)            (563,993)
    Class Z                                                                 (1,744,950)          (1,945,801)
  In excess of net investment income:
    Class Y                                                                    (16,346)              (8,481)
    Class Z                                                                   (144,070)             (29,260)
 -----------------------------------------------------------------------------------------------------------

        Total distributions to shareholders                                 (2,103,350)           (2,547,535)
 -----------------------------------------------------------------------------------------------------------


Capital share transactions (Note 2)
  Proceeds from shares sold:
     Class Y                                                                  8,545,059            24,782,061
     Class Z                                                                 10,000,000            41,798,486
  Payments for shares redeemed:
     Class Y                                                                (19,610,398)          (13,818,826)
     Class Z                                                                 (8,073,653)             (962,799)
  Shares issued in reinvestment of
   dividends and distributions:
     Class Y                                                                    240,365                519,458
     Class Z                                                                  2,145,897              1,426,821
 --------------------------------------------------------------------------------------------------------------

        Net increase (decrease) in net assets resulting from capital
         share transactions                                                 (6,752,730)            53,745,201
 --------------------------------------------------------------------------------------------------------------

        Total increase (decrease) in net assets                                (6,506,607)            53,847,577
 --------------------------------------------------------------------------------------------------------------

 Net assets:
   Beginning of period                                                        80,334,292             26,486,715
 --------------------------------------------------------------------------------------------------------------

End of period [including accumulated distributions in excess of net investment
     income as follows: 1997-($250) and 1996-($168,733)] (Note 1)              $73,827,685            $80,334,292
 --------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from September 30 to February 28 during the current period.




 -------------------------------------------------------------------------------
 See Notes to Financial Statements.

Keystone Institutional Adjustable Rate Fund

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies Keystone Institutional Adjustable Rate Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the investment adviser and manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which, in turn, is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers two classes of shares. The Fund is designed for institutional investors and seeks to provide a high level of current income consistent with low volatility of principal.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities
U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements
The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price

(including accrued interest). If the counter party to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D.  Security Transactions and Investment Income
Securities transactions are accounted for on the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

E.  Federal Income Taxes
The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F.  Distributions
The Fund declares distributions from net investment income daily and distributes it monthly. The Fund also declares and distributes its net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains and losses.

G.  Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. Capital Share Transactions The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:

              Five months ended         Year ended
              February 28, 1997      September 30, 1996
Class Y
Shares sold          879,121             2,560,589
Shares redeemed   (2,020,244)           (1,428,881)
Shares issued in
  reinvestment of
 dividends and
 distributions        24,800                53,718
Net increase
 (decrease)       (1,116,323)            1,185,426

Class Z
Shares sold        1,030,429             4,318,022
Shares redeemed     (830,759)              (99,669)
Shares issued in
  reinvestment of
 dividends and
 distributions      221,061               147,411
Net increase         420,731            4,365,764

3. Securities Transactions
Cost of purchases and proceeds from sales of U.S. Government related securities (excluding short-term securities) were $34,269,674 and $41,975,605, respectively.

As of February 28, 1997, the Fund had a capital loss carryover for federal income tax purposes of approximately $949,000 which expires as follows: $139,000
- 2000, $486,000 - 2001, $281,000 - 2002 and $43,000 - 2004.

The average daily balance of reverse repurchase agreements outstanding during the five months ended February 28, 1997, was $3,692,083 at an interest rate of 5.27%. The maximum amount of reverse repurchase agreements at one time during the year was $4,011,153 (including accrued interest). There were no reverse repurchase agreements outstanding as of February 28, 1997.

4.  Distribution Plans
The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Fund pays its principal underwriter amounts which are calculated and paid daily.

On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Fiduciary Investment Company, Inc. ("FICO"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

Under the Plan, the Class Y shares pay a distribution fee which is limited to .25% of its average daily net assets.

The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding Class Y voting shares. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD or its predecessor may continue as compensation for services which had been earned while the Plan was in effect.

5.  Investment Advisory and Management
Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory and Management Agreement, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily, at an annual rate of 0.30% of the average daily net assets of the Fund.


During the five months ended February 28, 1997, Keystone voluntarily limited expenses of Class Y to 0.55% annually and Class Z to 0.30% annually of the respective average daily net assets of each class.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Institutional Adjustable Rate Fund

We have audited the accompanying statement of assets and liabilities of Keystone Institutional Adjustable Rate Fund, including the schedule of investments, as of February 28, 1997, and the related statement of operations for the five months then ended, the statements of changes in net assets for the five months then ended and the year ended September 30, 1996, and the financial highlights for the five months ended February 28, 1997, each of the years in the two-year period ended September 30, 1996 and the period from May 23, 1994 (date of intial public offering) to September 30, 1994 for Class Y shares and for the five months ended February 28, 1997 and each of the years in the five-year period ended September 30, 1996 for Class Z shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Institutional Adjustable Rate Fund as of February 28, 1997, the results of its operations for the five months then ended, the changes in its net assets for the five months then ended and the year ended September 30, 1996, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.




                                                           KPMG Peat Marwick LLP
Boston, Massachusetts
March 31, 1997

Keystone Institutional Adjustable Rate Fund


ADDITIONAL INFORMATION (Unaudited)


Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, beside or below each proposal are the results of that vote.


1. To elect the following Trustees:

                                       Affirmative                 Withheld
                                      ---------------           ----------------
   Frederick Amling                     8,012,552                          0
   Laurence B. Ashkin                   8,012,552                          0
   Charles A. Austin III                8,012,552                          0
   Foster Bam                           8,012,552                          0
   George S. Bissell                    8,012,552                          0
   Edwin D. Campbell                    8,012,552                          0
   Charles F. Chapin                    8,012,552                          0
   K. Dun Gifford                       8,012,552                          0
   James S. Howell                      8,012,552                          0
   Leroy Keith, Jr.                     8,012,552                          0
   F. Ray Keyser                        8,012,552                          0
   Gerald M. McDonnell                  8,012,552                          0
   Thomas L. McVerry                    8,012,552                          0
   William Walt Pettit                  8,012,552                          0
   David M. Richardson                  8,012,552                          0
   Russell A. Salton, III M.D.          8,012,552                          0
   Michael S. Scofield                  8,012,552                          0
   Richard J. Shima                     8,012,552                          0
   Andrew J. Simons                     8,012,552                          0


2.   To approve an Investment Advisory and
     Management Agreement between the Fund
     and Keystone Investment Management Company.

                                   Affirmative                     8,012,552
                                   Against                                 0
                                   Abstain                                 0

Keystone Institutional Adjustable Rate Fund

-------------------------------------------------------------------------------
FEDERAL TAX STATUS - FISCAL 1997 DISTRIBUTIONS
(Unaudited)
-------------------------------------------------------------------------------

The per share distributions paid to you for fiscal 1997, whether taken in shares or cash, are as follows:


                                                  Income
                                                Dividends
                                               -------------

            CLASS Y SHARES                          0.24
                                               =============

            CLASS Z SHARES                          0.25
                                               =============


In January 1998 complete information on calendar year 1997 distributions will be forwarded to you to assist in completing your 1997 federal income tax return.